Exhibit 99.1

For Release January 20, 2005, 7:30 a.m. EST

Analysts: Tom O’Malley	Media: Jacque Sir Louis
(330) 384-7109	(330) 849-8877

FirstMerit Reports Fourth Quarter 2004
EPS of $0.38 and Full Year EPS of $1.26

AKRON, Ohio, — January 20, 2005 — FirstMerit Corporation (Nasdaq: FMER) today announced full year 2004 net income of $107.0 million, or $1.26 per diluted share. This compares with $121.0 million, or $1.42 per diluted share, for 2003. For the fourth quarter of 2004, FirstMerit reported net income of $32.1 million, or $0.38 per diluted share, compared with $6.5 million or $0.07 per share, for the prior-year quarter.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the full year were 10.9 % and 1.04%, respectively, compared with 12.4% and 1.14% for 2003. Fourth quarter ROE and ROA were 13.02% and 1.26%, respectively, compared with 2.6% and 0.24% for the prior-year quarter.

“Our focus at FirstMerit is on improving our performance. Specifically, we improved the risk profile of our earning assets, increased the productivity and efficiency of our people, improved the quality of the products and services we provide our customers and overall product profitability,” said John R. Cochran, chairman and CEO. “The full value of these initiatives will be apparent when the Ohio economy experiences the economic recovery from which the rest of the country is benefiting.”

Total revenue, defined as net interest income on a fully tax-equivalent (“FTE”) basis plus noninterest income net of securities transactions, totaled $530.8 million for 2004, compared with $588.9 million reported in 2003. FTE net interest income was $353.5 million for 2004, a decline of 10.8% from $396.2 million in 2003, reflecting the impact of a 31 basis point decline in the net interest margin to 3.71% as well as a reduction in earning assets from the sale of the manufactured housing portfolio during the fourth quarter of 2003. For the fourth quarter of 2004, FTE net interest income was $88.0 million, a decline of 7.5% from the prior-year quarter, due to 10 basis points of compression in the net interest margin to 3.76%, and a 4.7% reduction in average earning assets from $9.8 billion to $9.3 billion.

“The changes in the composition of our loan portfolio and higher concentration of investment securities in our earning asset mix impacted the net interest margin in 2004. However, these actions improved the overall risk profile of our balance sheet,” said Mr. Cochran. “We have made significant progress throughout the year improving credit quality, and the net gains from these actions have offset all associated lost net interest income.”

The sale of the Corporation’s $621 million manufactured housing portfolio in December 2003 impacts a comparison of net interest income between the fourth quarter of 2004 and the year ago quarter. The sale reduced the level of average earning assets and contributed to a lower-yielding portfolio in the current quarter. However, on a risk-adjusted basis factoring in lower credit-related charges from divesting those loans, FirstMerit’s net interest income after provision for loan loss expenses increased by $16.3 million, or 26.2%, compared with the prior-year quarter.

Noninterest income excluding securities transactions was $177.3 million for 2004, compared with $192.7 million in 2003. Declining revenue related to loan sales and servicing income from mortgage banking activities and a decrease in credit card fees accounted for a majority of the lower fee income reported this year, primarily due to the interest rate environment. For the fourth quarter, noninterest income excluding securities transactions was $43.9 million, a decline of $3.0 million, or 6.4%, from the prior-year fourth quarter. The decline reflects lower levels of service charges, investment service fees and other income, primarily due to the interest rate environment.

Noninterest expense totaled $312.2 million for 2004, compared with $315.1 million for 2003. Salary and benefits expense increased 14.9% for the year but were more than offset by a decrease in all other noninterest expenses, down 15.9%, from the prior year. For the fourth quarter of 2004, noninterest expenses declined 19.6% from the prior-year quarter that included $26.2 million of charges related to the manufactured housing portfolio sale.

Year-over-year, nonperforming assets were reduced by $35.3 million, or 43.5%, to $45.9 million, and loans ninety days past due still accruing interest declined $6.8 million, or 24.8%, to $20.7 million. As a result, nonperforming assets were 0.71% of period-end loans plus other real estate at December 31, 2004, compared with 1.24% at December 31, 2003. Net charge-offs totaled $55.4 million in 2004, compared with $98.0 million for 2003, or 0.85% and 1.37% of loans, respectively.

As of December 31, 2004, the reserve for unfunded lending commitments of $5.8 million has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004, have been reclassified to conform to the current presentation. The Corporation recorded $73.9 million of loan loss provision expenses in 2004, compared with loan loss provision expenses of $102.3 million in 2003. In the fourth quarter, loan loss provision expenses were $9.4 million, compared with $32.8 million in the fourth quarter of 2003.

The declines in loan loss provision expenses underscore the Corporation’s continued improvement in credit quality. The allowance for loan losses was reduced by $12.7 million for reserves associated with the loan sales in 2004 and $29.4 million in 2003. At December 31 2004, the allowance for loan losses was 1.51% of loans, compared with 1.40% at December 31, 2003. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.60% at December 31, 2004, compared with 1.64% at September 30, 2004, and 1.49% at December 31, 2003.

Assets at December 31, 2004 totaled $10.1 billion, compared with $10.5 billion at year-end 2003, representing a decrease of 3.4%. Deposits totaled $7.4 billion at December 31,

2004, a decline of 1.8% from $7.5 billion at December 31, 2003. Over the same time period, time deposits declined 8.7%, while lower-cost core deposits increased 2.5%. Core deposits now account for 63.8% of deposits, compared to 61.1% at December 31, 2003.

Shareholder equity was $981.3 million at December 31, 2004. The Company’s capital position remains strong as tangible equity to assets was 8.39% at quarter-end. The common dividend per share paid in 2004 was $1.06, a $0.04 increase from 2003.

Fourth Quarter 2004 Highlights

The Board of Directors of FirstMerit Corporation declared a quarterly cash dividend of $0.27 per share on the Corporation’s Common Stock, payable December 20, 2004, to shareholders of record on November 29, 2004 at its regular meeting held on November 18, 2004.

FirstMerit Corporation announced the appointment of Norman A. Bliss to senior vice president, Corporate Community Reinvestment Act (CRA) Officer. Bliss will head FirstMerit Corporation’s CRA compliance in its 24-county market.

Conference Call: FirstMerit Corporation will host a conference call today, January 20, 2005, at 2:00 P.M. EDT.

To participate in the conference, please dial (800) 322-0079 ten minutes before start time. No passcode is necessary. A replay will be available at approximately 4:30 p.m., on January 20, 2005, through 12:00 a.m., February 3, 2005, by dialing (877) 519-4471, reservation number 5589503.

The 2004 earnings release will be available at approximately 7:30 a.m. on the Internet at www.firstmerit.com under the Investor Relations portion of the Web site. Any material non-public information will be posted on the Web site immediately after the conference call ends.

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.1 billion as of December 31, 2004 and 163 banking offices in 24 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., FirstMerit Credit Life Insurance Company, and FirstMerit Community Development Corporation.

Forward-Looking Statement

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights (Unaudited) (Dollars in thousands)

	Quarters
	2004	2004	2004	2004	2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
EARNINGS
Net interest income FTE (a)	$87,993	88,051	87,782	89,691	95,118
Provision for loan losses	9,358	9,325	14,850	40,390	32,795
Other income	45,209	44,078	45,719	45,086	45,532
Other expenses	80,279	77,250	77,536	76,864	99,885
FTE adjustment (a)	669	679	675	689	619
Income before cumulative effect of change in accounting principle, net of tax	32,144	31,111	31,028	12,706	7,170
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	(688)
Net income	32,144	31,111	31,028	12,706	6,482
Income per diluted share before cumulative effect of change in accounting principle	0.38	0.37	0.36	0.15	0.08
Per share effect of cumulative effect of change in accounting principle	—	—	—	—	(0.01)
Diluted EPS	0.38	0.37	0.36	0.15	0.07

PERFORMANCE RATIOS
Return on average assets (ROA)	1.26%	1.21%	1.19%	0.49%	0.24%
Return on average common equity (ROE)	13.02%	12.78%	12.71%	5.10%	2.63%
Net interest margin FTE (a)	3.76%	3.71%	3.66%	3.74%	3.86%
Efficiency ratio	60.69%	58.31%	58.53%	56.89%	70.17%
Number of full-time equivalent employees	3,157	3,295	3,336	3,235	3,021

MARKET DATA
Book value/common share	$11.66	11.62	11.28	11.82	11.65
Period-end common share mkt value	28.49	26.31	26.37	26.05	27.11
Market as a % of book	244%	226%	234%	220%	233%
Cash dividends/common share	$0.27	0.27	0.26	0.26	0.26
Common stock dividend payout ratio	71.05%	72.97%	72.22%	173.33%	371.43%
Average basic common shares	84,286	84,544	84,809	84,771	84,642
Average diluted common shares	84,777	84,962	85,149	85,186	85,086
Period end common shares	84,191	84,302	84,829	84,802	84,724
Common shares repurchased	197,235	562,538	—	—	—
Common stock market capitalization	$2,398,602	2,217,986	2,236,941	2,209,092	2,296,868

ASSET QUALITY
Gross charge-offs	$17,873	16,119	21,341	23,666	31,896
Net charge-offs	12,553	10,403	14,183	18,276	26,225
Allowance for loan losses (b)	97,296	100,491	101,569	113,573	91,459
Reserve for unfunded lending commitments (b)	5,774	5,619	5,992	6,688	6,094
Nonperforming assets (NPAs)	45,891	47,789	48,819	88,472	81,166
Net charge-off/average loans ratio	0.78%	0.64%	0.87%	1.13%	1.48%
Allowance for loan losses/period-end loans	1.51%	1.56%	1.56%	1.75%	1.40%
Allowance for credit losses/period-end loans (c)	1.60%	1.64%	1.65%	1.85%	1.49%
NPAs/loans and other real estate	0.71%	0.74%	0.75%	1.36%	1.24%
Allowance for loan losses/nonperforming loans	240.14%	240.03%	247.10%	139.86%	124.20%
Allowance for credit losses/nonperforming loans	254.39%	253.45%	261.67%	148.09%	132.47%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	8.39%	8.34%	7.94%	8.32%	8.16%
Average equity to assets	9.70%	9.43%	9.38%	9.57%	9.28%
Average equity to loans	15.26%	14.96%	15.02%	15.34%	13.91%
Average loans to deposits	86.69%	86.79%	87.95%	87.68%	92.55%

AVERAGE BALANCES
Assets (b)	$10,120,109	10,268,456	10,471,960	10,462,533	10,537,835
Deposits	7,421,815	7,459,927	7,437,054	7,442,121	7,594,040
Loans	6,434,115	6,474,512	6,540,974	6,525,147	7,027,978
Earning assets	9,314,744	9,441,368	9,658,873	9,651,878	9,771,796
Shareholders’ equity	982,147	968,697	982,195	1,001,257	977,429

ENDING BALANCES
Assets (b)	$10,122,627	10,164,098	10,378,155	10,450,306	10,473,635
Deposits	7,365,447	7,377,108	7,402,800	7,381,722	7,502,784
Loans	6,433,083	6,461,741	6,520,001	6,507,836	6,551,599
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	4,647	4,869	5,091	5,314	5,536
Earning assets	9,343,491	9,377,760	9,552,721	9,693,976	9,676,415
Total shareholders’ equity	981,257	979,640	957,095	1,002,272	987,175

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b)	- As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004, have been reclassified to conform to the current presentation.

(c)	- The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited, except December 31, 2003, which is derived from the audited financial statements)

	December 31	December 31	Annual	Annual
	2004	2003	$ Change	% Change
ASSETS
Cash and due from banks	$169,052	199,049	(29,997)	-15.07%
Investment securities (at fair value) and federal funds sold	2,862,015	3,061,497	(199,482)	-6.52%
Loans held for sale	48,393	63,319	(14,926)	-23.57%
Loans:
Commercial loans	3,285,012	3,352,014	(67,002)	-2.00%
Mortgage loans	639,715	614,073	25,642	4.18%
Installment loans	1,598,588	1,668,421	(69,833)	-4.19%
Home equity loans	676,230	637,749	38,481	6.03%
Credit card loans	145,042	144,514	528	0.37%
Leases	88,496	134,828	(46,332)	-34.36%

Total loans	6,433,083	6,551,599	(118,516)	-1.81%
Less allowance for loan losses (a)	(97,296)	(91,459)	(5,837)	6.38%

Net loans	6,335,787	6,460,140	(124,353)	-1.92%
Premises and equipment, net	121,198	119,079	2,119	1.78%
Goodwill	139,245	139,245	0	0.00%
Intangible assets	4,647	5,536	(889)	-16.06%
Accrued interest receivable and other assets	442,290	431,864	10,426	2.41%

Total assets	$10,122,627	10,479,729	(357,102)	-3.41%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Demand-non-interest bearing	$1,470,543	1,346,574	123,969	9.21%
Demand-interest bearing	841,595	773,514	68,081	8.80%
Savings and money market accounts	2,384,510	2,461,265	(76,755)	-3.12%
Certificates and other time deposits	2,668,799	2,921,431	(252,632)	-8.65%

Total deposits	7,365,447	7,502,784	(137,337)	-1.83%

Securities sold under agreements to repurchase	1,336,471	1,525,804	(189,333)	-12.41%
Wholesale borrowings	300,220	311,038	(10,818)	-3.48%
Accrued taxes, expenses, and other liabilities (a)	139,232	152,928	(13,696)	-8.96%

Total liabilities	9,141,370	9,492,554	(351,184)	-3.70%

Commitments and contingencies

Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; 0 shares outstanding at December 31, 2004 and December 31, 2003, respectively	—	—	—	—
Common stock, without par value: authorized 300,000,000 shares; issued 92,026,350 at December 31, 2004 and December 31, 2003	127,937	127,937	—	—
Capital surplus	110,513	110,473	40	0.04%
Accumulated other comprehensive loss	(17,983)	(9,475)	(8,508)	89.79%
Retained earnings	960,577	943,492	17,085	1.81%
Treasury stock, at cost, 7,835,399 and 7,302,057 shares at December 31, 2004 and December 31, 2003, respectively	(199,787)	(185,252)	(14,535)	7.85%

Total shareholders’ equity	981,257	987,175	(5,918)	-0.60%

Total liabilities and shareholders’ equity	$10,122,627	10,479,729	(357,102)	-3.41%

(a) As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.

The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS

(Unaudited)
(Dollars in thousands)

	Quarterly Periods
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
	2004	2004	2004	2004	2003
ASSETS
Cash and due from banks	$198,077	219,025	226,637	212,358	198,302
Investment securities/fed funds sold	2,831,253	2,913,395	3,054,655	3,072,724	2,687,500
Loans held for sale	49,376	53,461	63,244	54,007	56,318
Loans:
Commercial loans	3,272,545	3,286,775	3,368,633	3,355,159	3,395,863
Mortgage loans	642,569	637,796	628,381	616,970	619,574
Installment loans	1,612,132	1,646,826	1,640,665	1,644,343	1,680,752
Home equity loans	670,366	654,882	642,369	638,549	632,369
Credit card loans	141,953	141,751	141,460	143,497	141,333
Manufactured housing loans	—	—	—	—	413,796
Leases	94,550	106,482	119,466	126,629	144,291

Total loans	6,434,115	6,474,512	6,540,974	6,525,147	7,027,978
Less allowance for loan losses (a)	99,675	101,119	112,120	90,939	104,092

Net loans	6,334,440	6,373,393	6,428,854	6,434,208	6,923,886

Total earning assets	9,314,744	9,441,368	9,658,873	9,651,878	9,771,796

Premises and equipment, net	121,147	121,672	120,798	119,728	120,386
Accrued interest receivable and other assets	585,816	587,510	577,772	569,508	551,443

TOTAL ASSETS	$10,120,109	10,268,456	10,471,960	10,462,533	10,537,835

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,462,830	1,396,593	1,402,273	1,330,056	1,348,374
Demand-interest bearing	829,650	809,707	814,718	767,287	755,093
Savings and money market accounts	2,423,790	2,495,659	2,492,318	2,483,451	2,508,706
Certificates and other time deposits	2,705,545	2,757,968	2,727,745	2,861,327	2,981,867

Total deposits	7,421,815	7,459,927	7,437,054	7,442,121	7,594,040

Securities sold under agreements to repurchase	1,262,156	1,394,398	1,589,014	1,547,575	1,340,204
Wholesale borrowings	300,550	300,477	320,222	310,767	462,998

Total funds	8,984,521	9,154,802	9,346,290	9,300,463	9,397,242
Accrued taxes, expenses and other liabilities (a)	153,441	144,957	143,475	160,813	163,164

Total liabilities	9,137,962	9,299,759	9,489,765	9,461,276	9,560,406

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	500
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	110,217	110,297	110,902	110,672	111,219
Accumulated other comprehensive income	(12,559)	(29,493)	(13,730)	(1,457)	(32,027)
Retained earnings	953,566	950,094	940,726	948,521	956,770
Treasury stock	(197,014)	(190,138)	(183,640)	(184,416)	(186,970)

Total shareholders’ equity	982,147	968,697	982,195	1,001,257	977,429

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,120,109	10,268,456	10,471,960	10,462,533	10,537,835

(a)	On December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Unaudited)
(In thousands except per share data)

	Quarters ended		Twelve months ended
	December 31,		December 31,
	2004	2003	2004	2003
Interest income:
Interest and fees on loans, including held for sale	$98,792	109,118	385,919	465,831
Interest and dividends on investment securities and federal funds sold	26,590	24,896	111,476	101,438

Total interest income	125,382	134,014	497,395	567,269

Interest expense:
Interest on deposits:
Demand-interest bearing	704	313	2,152	1,151
Savings and money market accounts	5,310	4,473	19,145	18,981
Certificates and other time deposits	20,463	23,033	81,540	102,955
Interest on securities sold under agreements to repurchase	7,182	4,929	26,259	18,978
Interest on wholesale borrowings	4,399	6,767	17,494	31,591

Total interest expense	38,058	39,515	146,590	173,656

Net interest income	87,324	94,499	350,805	393,613
Provision for loan losses	9,358	32,795	73,923	102,273

Net interest income after provision for loan losses	77,966	61,704	276,882	291,340

Other income:
Trust department income	5,315	5,484	21,595	20,965
Service charges on deposits	15,135	16,256	62,162	63,259
Credit card fees	9,937	9,615	37,728	40,652
ATM and other service fees	2,892	2,905	11,879	12,120
Bank owned life insurance income	3,113	3,245	12,314	12,871
Investment services and insurance	2,560	2,930	12,850	12,189
Manufactured housing income	10	346	165	1,792
Investment securities gains (losses), net	1,299	(1,390)	2,810	5,574
Loan sales and servicing income	2,033	1,405	6,075	12,070
Other operating income	2,915	4,736	12,514	16,831

Total other income	45,209	45,532	180,092	198,323

Other expenses:
Salaries, wages, pension and employee benefits	40,756	37,462	160,052	139,346
Net occupancy expense	5,468	5,301	22,557	22,118
Equipment expense	3,347	3,377	13,345	14,482
Stationery, supplies and postage	2,821	2,976	10,716	11,542
Bankcard, loan processing and other costs	6,355	6,706	24,307	28,040
Professional services	3,785	3,279	13,688	11,452
Amortization of intangibles	222	222	889	889
Other operating expense	17,525	40,562	66,375	87,198

Total other expenses	80,279	99,885	311,929	315,067

Income before income tax expense	42,896	7,351	145,045	174,596
Federal income taxes	10,752	181	38,056	52,939

Income after taxes but before cumulative effect of change in accounting principle, net of tax	32,144	7,170	106,989	121,657
Cumulative effect of change in accounting principle, net of tax	—	(688)	—	(688)

Net income	$32,144	6,482	106,989	120,969

Other comprehensive income (loss), net of tax expense (benefit):
Unrealized securities’ holding gains (losses), net of tax expense (benefit), arising during period	(3,754)	(6,381)	(6,679)	(31,181)
Minimum pension liability adjustment during the period net of tax expense (benefit)	—	21,404	(2)	21,405
Less: reclassification adjustment for securities’ gains (losses) realized in net income, net of tax expense (benefit)	844	(904)	1,827	3,623

Net unrealized income (losses), net of tax expense (benefit)	(4,598)	15,927	(8,508)	(13,399)

Comprehensive income	$27,546	22,409	98,481	107,570

Net income applicable to common shares	$32,144	7,153	106,989	121,587

Net income used in diluted EPS calculation	$32,152	6,489	107,019	121,000

Weighted average number of common shares outstanding - basic	84,286	84,642	84,601	84,533

Weighted average number of common shares outstanding - diluted	84,777	85,086	84,996	84,929

Basic earnings per share before cumulative effect of a change in accounting principle	$0.38	0.08	1.26	1.44

Diluted Earnings per Share before cumulative effect of a change in accounting principle	$0.38	0.08	1.26	1.43

Earnings per share effect of cumulative change in accounting principle	$—	(0.01)	—	(0.01)

Basic earnings per share	$0.38	0.07	1.26	1.43

Diluted earnings per share	$0.38	0.07	1.26	1.42

Dividend per share	$0.27	0.26	1.06	1.02

Note: Certain prior year balances have been reclassified to conform to the current year presentation.

The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

(Unaudited)
(Dollars in thousands, except share data)

	Quarterly Results
	2004	2004	2004	2004	2003
	4th Q	3rd Q	2nd Q	1st Q	4th Q

Interest and fees on loans, including held for sale	$98,792	96,374	94,126	96,627	109,118
Interest and dividends - securities and federal funds sold	26,590	27,454	28,221	29,211	24,896

Total interest income	125,382	123,828	122,347	125,838	134,014

Interest on deposits:
Demand-interest bearing	704	579	503	366	313
Savings and money market accounts	5,310	5,009	4,512	4,314	4,473
Certificates and other time deposits	20,463	19,848	19,598	21,631	23,033
Securities sold under agreements to repurchase	7,182	6,668	6,271	6,138	4,929
Wholesale borrowings	4,399	4,352	4,356	4,387	6,767

Total interest expense	38,058	36,456	35,240	36,836	39,515

Net interest income	87,324	87,372	87,107	89,002	94,499
Provision for loan losses	9,358	9,325	14,850	40,390	32,795

Net interest income after provision for loan losses	77,966	78,047	72,257	48,612	61,704

Other income:
Trust department income	5,315	5,228	5,696	5,356	5,484
Service charges on deposits	15,135	15,903	15,705	15,419	16,256
Credit card fees	9,937	9,581	9,546	8,664	9,615
ATM and other service fees	2,892	3,168	3,071	2,748	2,905
Bank owned life insurance income	3,113	2,992	3,083	3,126	3,245
Investment services and insurance	2,560	2,931	3,527	3,832	2,930
Manufactured housing income	10	5	5	145	346
Investment securities gains (losses), net	1,299	29	1,412	70	(1,390)
Loan sales and servicing income	2,033	1,630	334	2,078	1,405
Other operating income	2,915	2,611	3,340	3,648	4,736

Total other income	45,209	44,078	45,719	45,086	45,532

Other expenses:
Salaries, wages, pension and employee benefits	40,756	41,096	39,139	39,061	37,462
Net occupancy expense	5,468	5,546	5,526	6,017	5,301
Equipment expense	3,347	3,140	3,323	3,535	3,377
Stationery, supplies and postage	2,821	2,606	2,577	2,712	2,976
Bankcard, loan processing and other costs	6,355	6,261	5,988	5,703	6,706
Professional services	3,785	2,780	3,977	3,146	3,279
Amortization of intangibles	222	222	222	223	222
Other operating expenses	17,525	15,599	16,784	16,467	40,562

Total other expenses	80,279	77,250	77,536	76,864	99,885

Income before federal income taxes	42,896	44,875	40,440	16,834	7,351
Federal income taxes	10,752	13,764	9,412	4,128	181

Income after taxes but before cumulative effect of change in accounting principle	32,144	31,111	31,028	12,706	7,170
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	(688)

Net income	$32,144	31,111	31,028	12,706	6,482

Other comprehensive income (loss), net of tax expense (benefit)	(4,598)	28,216	(54,954)	22,828	15,927

Comprehensive income (loss)	$27,546	59,327	(23,926)	35,534	22,409

Net income applicable to common shares	32,144	31,111	31,028	12,706	6,465

Adjusted net income used in diluted EPS calculation	32,152	31,119	31,035	12,713	6,489

Weighted-average common shares - basic	84,286	84,544	84,809	84,771	84,642

Weighted-average common shares - diluted	84,777	84,962	85,149	85,186	85,086

Basic net income per share	$0.38	0.36	0.37	0.15	0.07

Diluted net income per share	$0.38	0.37	0.36	0.15	0.07

Note: Certain prior year balances have been reclassified to conform to the current year presentation.

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION

(Unaudited, except December 31, 2003 annual period which
    is derived from the audited financial statements)
(Dollars in thousands, except ratios)

		Quarterly Periods				Annual Period
	Dec 31	Sep 30	June 30	Mar 31	Dec 31	Dec 31
	2004	2004	2004	2004	2003	2003
Allowance for Credit Losses (a)
Allowance for loan losses, beginning of period (b)	$100,491	101,569	113,573	91,459	114,316	116,634
Allowance related to loans sold	—	—	(12,671)	—	(29,427)	(29,427)
Provision for loan losses	9,358	9,325	14,850	40,390	32,795	102,273
Charge-offs	17,873	16,119	21,341	23,666	31,896	119,877
Recoveries	5,320	5,716	7,158	5,390	5,671	21,856

Net charge-offs	12,553	10,403	14,183	18,276	26,225	98,021

Allowance for loan losses, end of period	$97,296	100,491	101,569	113,573	91,459	91,459

Reserve for unfunded lending commitments, beginning of period (b)	$5,619	5,992	6,688	6,094	6,156	6,156
Provision for credit losses	155	(373)	(696)	594	(62)	(62)

Reserve for unfunded lending commitments, end of period	$5,774	5,619	5,992	6,688	6,094	6,094

Allowance for Credit Losses	$103,070	106,110	107,561	120,261	97,553	97,553

Ratios (a) (b)

Provision for loan losses as a % of average loans	0.58%	0.57%	0.91%	2.49%	1.85%	1.43%
Provision for credit losses as a % of average loans	0.01%	-0.02%	-0.04%	0.04%	0.00%	0.00%
Net charge-offs as a % of average loans	0.78%	0.64%	0.87%	1.13%	1.48%	1.37%
Allowance for loan losses as a % of period-end loans	1.51%	1.56%	1.56%	1.75%	1.40%	1.40%
Allowance for credit losses as a % of period-end loans	1.60%	1.64%	1.65%	1.85%	1.49%	1.49%
Allowance for loan losses as a % of nonperforming loans	240.14%	240.03%	247.10%	139.86%	124.20%	124.20%
Allowance for credit losses as a % of nonperforming loans	254.39%	253.45%	261.67%	148.09%	132.47%	132.47%

Asset Quality

Impaired loans:
Nonaccrual	$33,831	33,812	33,080	71,596	63,388	63,388
Restructured	—	—	—	—	35	35

Total impaired loans	33,831	33,812	33,080	71,596	63,423	63,423

Other nonperforming loans:
Nonaccrual	6,685	8,054	8,025	9,611	10,216	10,216
Restructured	—	—	—	—	—	—

Total other nonperforming loans	6,685	8,054	8,025	9,611	10,216	10,216

Total nonperforming loans	40,516	41,866	41,105	81,207	73,639	73,639

Other real estate (“ORE”)	5,375	5,923	7,714	7,265	7,527	7,527

Total nonperforming assets (“NPAs”)	$45,891	47,789	48,819	88,472	81,166	81,166

NPAs as % of period-end loans + ORE	0.71%	0.74%	0.75%	1.36%	1.24%	1.24%

Past due 90 days or more & accruing interest	$20,703	30,882	18,387	20,995	27,515	27,515

(a)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

(b)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)

	2004	2004	2004	2004	2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER INCOME DETAIL
Trust department income	$5,315	5,228	5,696	5,356	5,484
Service charges on deposits	15,135	15,903	15,705	15,419	16,256
Credit card fees	9,937	9,581	9,546	8,664	9,615
ATM and other service fees	2,892	3,168	3,071	2,748	2,905
Bank owned life insurance income	3,113	2,992	3,083	3,126	3,245
Investment services and insurance	2,560	2,931	3,527	3,832	2,930
Manufactured housing income	10	5	5	145	346
Investment securities gains (losses), net	1,299	29	1,412	70	(1,390)
Loan sales and servicing income	2,033	1,630	334	2,078	1,405
Other operating income	2,915	2,611	3,340	3,648	4,736

Total Other Income	$45,209	44,078	45,719	45,086	45,532

	2004	2004	2004	2004	2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER EXPENSES DETAIL
Salaries, wages, pension and employee benefits	$40,756	41,096	39,139	39,061	37,462
Net occupancy expense	5,468	5,546	5,526	6,017	5,301
Equipment expense	3,347	3,140	3,323	3,535	3,377
Taxes, other than federal income taxes	908	1,387	1,406	1,448	621
Stationery, supplies and postage	2,821	2,606	2,577	2,712	2,976
Bankcard, loan processing and other costs	6,355	6,261	5,988	5,703	6,706
Advertising	2,984	1,807	1,554	586	1,276
Professional services	3,785	2,780	3,977	3,146	3,279
Telephone	1,204	1,146	1,221	1,147	1,068
Amortization of intangibles	222	222	222	223	222
Other operating expense	12,429	11,259	12,603	13,286	37,597

Total Other Expenses	$80,279	77,250	77,536	76,864	99,885

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES - Net Charge-off Detail

(Unaudited)
(Dollars in thousands)

	Quarters ended		Twelve months ended
	December 31,		December 31,
	2004	2003	2004	2003
Allowance for loan losses - beginning of period	$100,491	114,316	91,459	116,634

Loans charged off:
Commercial	4,245	11,220	25,073	34,093
Mortgage	576	263	1,174	1,016
Installment	9,196	11,068	35,958	42,093
Home equity	763	737	3,085	3,428
Credit cards	2,549	3,403	11,254	12,667
Manufactured housing	—	4,453	443	21,633
Leases	544	752	2,012	4,947

Total	17,873	31,896	78,999	119,877

Recoveries:
Commercial	1,227	794	6,068	2,597
Mortgage	10	228	42	235
Installment	2,757	2,823	11,545	11,872
Home equity	357	328	1,430	1,183
Credit cards	655	633	2,920	2,165
Manufactured housing	192	680	1,088	3,143
Leases	122	185	491	661

Total	5,320	5,671	23,584	21,856

Net charge-offs	12,553	26,225	55,415	98,021

Allowance related to loans sold	—	(29,427)	(12,671)	(29,427)
Provision for loan losses	9,358	32,795	73,923	102,273

Allowance for loan losses - end of period	$97,296	91,459	97,296	91,459

Average loans outstanding	$6,434,115	7,027,978	6,493,472	7,138,673

Ratio to average loans:
(Annualized) net charge-offs	0.78%	1.48%	0.85%	1.37%

Provision for loan losses	0.58%	1.85%	1.14%	1.43%

Loans outstanding - period-end	$6,433,083	6,551,599	6,433,083	6,551,599

Allowance for loan losses:
As a percent of period-end loans outstanding	1.51%	1.40%	1.51%	1.40%

As a multiple of (annualized) net charge-offs	1.95	0.88	1.76	0.93

(a)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. At December 31, 2004 the reserve for unfunded lending commitments was $5.8 million. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.